Sub-Item 77D and Sub-Item 77Q1(b)

Resolution Changing Investment Policy of Longleaf Partners Small-Cap Fund

On October 14, 2002, the Board of Trustees of Longleaf Partners Small-Cap Fund (the "Small-Cap Fund") adopted a resolution expanding the definition of companies qualifying as small-cap investments to include two additional widely accepted indices, in addition to the Russell 2000. The Investment Policy for the Small-Cap Fund now states as follows:

"INVESTMENT POLICY - The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are within the range of companies included in the Russell 2000 Index, the S&P Small-Cap 600 Index, and the Wilshire Small-Cap 1750 Index.

Generally, portfolio companies will have a market capitalization greater than $300 million. Current income is not an objective.

The Fund may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities."

Sub-Item 77Q1(a)

                                    RE-STATED
                              DECLARATION OF TRUST
                          LONGLEAF PARTNERS FUNDS TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
                     c/o Southeastern Asset Management, Inc.
                           6410 POPLAR AVE., SUITE 900
                                MEMPHIS, TN 38119

         RESTATED OCTOBER 14, 2002 TO INCLUDE EFFECTS OF ALL AMENDMENTS

         - November 25, 1986 - Organized as Southeastern Asset Management Value Trust Date of filing with the Secretary of the Commonwealth of Massachusetts - November 26, 1986.

         - December 21, 1988 - Name of Trust Changed to Southeastern Asset Management Funds Trust and second Series formed. The Trust's two Series are then named:
                  Southeastern Asset Management Value Trust (First Series) Southeastern Asset Management Small-Cap Fund (Second Series)

         - August 2, 1994 - Name Changed to Longleaf Partners Funds Trust and names of the two Series are changed to Longleaf Partners Fund (First Series) and Longleaf Partners Small-Cap Fund (Second Series)

         - September 12, 1995 - Longleaf Partners Realty Fund (Third Series) formed. .

         - August 11, 1998 - Longleaf Partners International Fund (Fourth Series) formed.

         - March 15, 2002 - Amendment filed dissolving Longleaf Partners Realty Fund as a separate Series after its liquidation. Longleaf Partners International Fund re-designated as Third Series.

                                    RE-STATED
                              DECLARATION OF TRUST
                          LONGLEAF PARTNERS FUNDS TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
                     c/o Southeastern Asset Management, Inc.
                           6410 POPLAR AVE., SUITE 900
                                MEMPHIS, TN 38119

             ORGANIZED AS SOUTHEASTERN ASSET MANAGEMENT VALUE TRUST
                   DATE OF ORIGINAL FILING - NOVEMBER 26, 1986

                                TABLE OF CONTENTS

PREAMBLE..........................................................................................   5

ARTICLE I -- Name and definitions

Section 1(a)   Name...............................................................................   5
Section 1(b)   Designation of Separate Series.....................................................   6
Section 1(c)   Designation of Registered Office and other Addresses ..............................   7
Section 1.2    Definitions .......................................................................   7

ARTICLE II -- Trustees

Section 2.1    Number of Trustees.................................................................   9
Section 2.2    Election and Term..................................................................   9
Section 2.3    Resignation and Removal............................................................   9
Section 2.4    Vacancies..........................................................................  10
Section 2.5    Delegation of Power to Other Trustees .............................................  10

ARTICLE III -- Power of Trustees

Section 3.1    General............................................................................  10
Section 3.2    Investments........................................................................  11
Section 3.3    Legal Title........................................................................  11
Section 3.4    Issuance and Repurchase of Securities..............................................  12
Section 3.5    Borrowing Money; Lending Trust Assets..............................................  12
Section 3.6    Delegation; Committees.............................................................  12
Section 3.7    Collection and Payment.............................................................  12
Section 3.8    Expenses...........................................................................  12
Section 3.9    Manner of Acting; By-Laws  ........................................................  12

Section 3.10   Miscellaneous Powers...............................................................  12
Section 3.11   Principal Transactions.............................................................  13
Section 3.12   Litigation.........................................................................  13

ARTICLE IV -- Investment Adviser, Distributor, Custodian and Transfer Agent

Section 4.1    Investment Adviser.................................................................  14
Section 4.2    Administrative Services............................................................  14
Section 4.3    Distributor........................................................................  14
Section 4.4    Transfer Agent.....................................................................  14
Section 4.5    Custodian..........................................................................  14
Section 4.6    Parties to Contract................................................................  15

ARTICLE V -- Limitations of Liability of Shareholders, Trustees and Others

Section 5.1    No Personal Liability of Shareholders, Trustees, etc...............................  15
Section 5.2    Non-Liability of Trustees, etc.....................................................  15
Section 5.3    Indemnification....................................................................  16
Section 5.4    No Bond Required of Trustees.......................................................  16
Section 5.5    No Duty of Investigation; Notice in Trust Instruments, etc.........................  16
Section 5.6    Reliance on Experts, etc...........................................................  16

ARTICLE VI -- Shares of Beneficial Interest

Section 6.1    Beneficial Interest................................................................  17
Section 6.2    Rights of Shareholders.............................................................  17
Section 6.3    Trust Only.........................................................................  17
Section 6.4    Issuance of Shares.................................................................  17
Section 6.5    Register of Shares.................................................................  18
Section 6.6    Transfer of Shares.................................................................  18
Section 6.7    Notices............................................................................  18
Section 6.8    Voting Powers......................................................................  18
Section 6.9    Series or Classes of Shares........................................................  19

ARTICLE VII -- Redemptions

Section 7.1    Redemptions .......................................................................  21
Section 7.2    Redemption of Shares; Disclosure of Holding........................................  21
Section 7.3    Redemptions of Accounts of Less than $100..........................................  21

ARTICLE VIII -- Determination of Net Asset Value, Net Income and Distributions

Section 8.1    Net Asset Value....................................................................  22

Section 8.2    Distributions to Shareholders......................................................  22
Section 8.3    Determination of Net Income........................................................  22
Section 8.4    Power to Modify Foregoing Procedures...............................................  22

ARTICLE IX -- Duration; Termination of Trust; Amendment; Mergers, etc.

Section 9.1    Duration...........................................................................  23
Section 9.2    Termination of Trust ..............................................................  23
Section 9.3    Amendment Procedure................................................................  23
Section 9.4    Merger, Consolidation and Sale of Assets...........................................  24
Section 9.5    Incorporation......................................................................  24

ARTICLE X -- Reports to Shareholders..............................................................  25

ARTICLE XI-- Miscellaneous........................................................................  25

Section 11.1   Filing.............................................................................  25
Section 11.2   Resident Agent.....................................................................  26
Section 11.3   Governing Law......................................................................  26
Section 11.4   Counterparts.......................................................................  26
Section 11.5   Reliance by Third Parties..........................................................  26
Section 11.6   Provisions in Conflict with Law or Regulations.....................................  26
Section 11.7   Use of the Name.......................................... .........................  27

                                    RE-STATED
                              DECLARATION OF TRUST
                          LONGLEAF PARTNERS FUNDS TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
                     c/o Southeastern Asset Management, Inc.
                           6410 POPLAR AVE., SUITE 900
                                MEMPHIS, TN 38119

       RESTATED OCTOBER 14, 2002 TO INCLUDE THE EFFECTS OF ALL AMENDMENTS

THE DECLARATION OF TRUST of Longleaf Partners Funds Trust (formerly named Southeastern Asset Management Value Trust) is made the 25th day of November, 1986 by the parties signatory hereto, as trustees (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees").

                                   WITNESSETH:

WHEREAS, the Trustees desire to form a business trust under the laws of Massachusetts for the investment and reinvestment of funds contributed thereto; and

WHEREAS, it is provided that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest as hereinafter provided;

NOW, THEREFORE, the Trustees hereby declare that they will hold in trust, all money and property contributed to the trust fund to manage and dispose of the same for the benefit of the holders from time to time of theshares of beneficial interest issued hereunder and subject to the provisions hereof, as follows:

                                    ARTICLE I
                              NAME AND DEFINITIONS

Section 1.1(a). Name. Effective August 2, 1994, the name of the trust created hereby is "Longleaf Partners Funds Trust" (in substitution of the name "Southeastern Asset Management Funds Trust", as previously established by the amendment filed in the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988), and so far as may be practicable the Trustees shall conduct the Trust's activities and that of its separate Series, execute all documents and sue or be sued under that name, which name (and the word

"Trust" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine such other name for the Trust as they deem proper, the Trust many hold its property and conduct its activities under such other name.

Section 1.1(b). Designation of Separate Series. Effective March 15, 2002 and until further action by the Trustees as authorized by Sections 6.1 and 6.9 of
Article VI, the Trust is comprised of three (3) Series of shares of beneficial interest, each Series being a separately managed portfolio of investments with its own separate name, investment objectives, policies, and restrictions, separate shareholder base, and separate records. Each such Series is subject separately to the provisions of Article 6.9 of Article VI, and to all other provisions of the Declaration of Trust.

Effective on and after August 2, 1994, the name of the first Series, a separate, independently managed portfolio of securities, is "Longleaf Partners Fund" (in substitution of the name "Southeastern Asset Management Value Trust", as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21, 1988).

Effective on and after August 2, 1994, the name of the second Series, a separate, independently managed portfolio of securities, is "Longleaf Partners Small-Cap Fund" (in substitution of the name "Southeastern Asset Management Small- Cap Fund", as previously established by the Amendment filed with the office of the Secretary of the Commonwealth of Massachusetts on December 21,
1988).

Effective March 15, 2002, the third Series, a separate, independently managed portfolio of securities having the name "Longleaf Partners Realty Fund", organized on September 12, 1995, is dissolved.

Effective March 15, 2002, the fourth Series, a separate, independently managed portfolio of securities having the name "Longleaf Partners International Fund", organized on August 11, 1998, is re-designated as the third Series.

Each of the three (3) Series shall have one class of shares of beneficial interest and each such share shall have one vote on all matters on which the shareholders of each such Series are entitled to take action. Upon issuance of each share of beneficial interest in consideration of payment in cash or other property of the then current net asset value per share, each such share of beneficial interest shall be fully paid and non-assessable, subject to all of the provisions of the Trust, and there shall be no pre-emptive rights.

The assets of each such Series and the shares of beneficial interest thereof shall be in all respects separate and independent of the assets and shares of beneficial interest of each of the other Series, and no Series or any shareholders of any Series shall have any claim of any nature against the assets of or shareholders of any other Series of the Trust.

Each such Series shall hold its property and conduct its activities under its respective designated name, and the Trustees shall conduct the activities of each such Series and execute all documents under that name, and each such Series shall sue or be sued under its respective designated name, which name (and the word "Trust" or "Series" whenever herein used) when referring to the Trustees shall refer to them in their official capacities as Trustees, and not as individuals or personally, and shall not be deemed to refer to any officers, agents, employees or shareholders of the Trust. Should the Trustees through appropriate action determine to change the name of any or all of the respective Series of the Trust, as they should deem to be proper, each or any such Series of the Trust may hold its property and conduct its activities under such other name upon the filing of an appropriate amendment to the Declaration of Trust with the Secretary of the Commonwealth of Massachusetts.

Section 1.1(c).  Designation of Registered Office and Other Addresses.

(i). The registered office of the Trust in The Commonwealth of Massachusetts (which shall be the official address of the Trust) is c/o CT Corporation System, 101 Federal Street, Boston, Massachusetts 021110.

(ii). The securities, cash, and other intangible assets of each series of the Trust are held by the Trust's custodian, State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171.

(iii). Remittances in the form of bank checks for the purchases of shares of beneficial interest of each Series of the Trust, and other correspondence relating to the purchase of shares and account maintenance shall be addressed to the transfer agent of the Trust and each of its series as follows:

                  Longleaf Partners Funds
                  c/o PFPC, Transfer Agent
                  4400 Computer Drive
                  Westborough, Massachusetts 01581-5120

(iv). Correspondence relating to matters involving the investment management of the portfolios of the Trust's separate series and correspondence relating to matters involving general administration performed by the fund administrator (excluding transfer agent matters) should be addressed to the Trust's Investment Counsel and Fund Administrator, Southeastern Asset Management, Inc., as follows:

                  Southeastern Asset Management, Inc.
                  6410 Poplar Avenue, Suite 900
                  Memphis, Tennessee 38119

Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a) "By-Laws" means the By-Laws referred to in Section 3.9 hereof, as from time to time amended.

(b) the terms "Commission", "Affiliated Person" and "Interested Person", have the meanings given them in the Investment Company Act of 1940 (the "1940 Act"), as defined in Subsection 1.2(h) hereof.

(c) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

(d) "Distributor" means the party, other than the Trust, to a contract described in Section 4.3 hereof.

(e) "Fundamental Policies" shall mean the investment policies and restrictions set forth in the Prospectus and designated as fundamental policies therein.

(f) "Investment Adviser" means any party, other than the Trust, to a contract described in Section 4.1 hereof.

(g) "Majority Shareholder Vote" means the vote of the holders of a majority of Shares, which shall consist of:

(i) a majority of Shares represented in person or by proxy and entitled to vote at a meeting of Shareholders at which a quorum, as determined in accordance with the By-Laws, is present, (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; and
(iii) a "majority of the outstanding voting securities", as the phrase is defined in the 1940 Act, when any action is required by the 1940 Act by such majority as so defined.

(h) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder as amended from time to time.

(i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(j) "Prospectus" means the prospectus constituting part of the Registration Statement of the Trust under the Securities Act of 1933 as such prospectus may be amended or supplemented and filed with the Commission from time to time.

(k) "Series" shall mean the separate sub-trusts that may be established and designated as series pursuant to Section 6.1 of any one of such sub-trusts.

(1) "Shareholder" means a record owner of outstanding Shares.

(m) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the shares of any and all series or classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.

(n) "Transfer Agent" means the party, other than the Trust, to the contract described in Section 4.4 hereof.

(o) "Trust" means Longleaf Partners Funds Trust (previously Southeastern Asset Management Value Trust and Southeastern Asset Management Funds Trust.)

(p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(q) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

                                   ARTICLE II
                                    TRUSTEES

Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15).

Section 2.2. Election and Term. The Trustees shall be elected by a Majority Shareholder Vote at the first meeting of Shareholders following the public offering of Shares of the Trust. The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or lessen their own terms and make their terms of unlimited duration, subject to the resignation and removal provisions of Section 2.3 hereof. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 2.4 hereof, appoint Trustees to fill vacancies. The Trustees shall adopt By-Laws not inconsistent with this Declaration or any provision of law to provide for election of Trustees by Shareholders at such time or times as the Trustees shall determine to be necessary or advisable.

Section 2.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) by the action of two-thirds of the remaining Trustees or by the action of the Shareholders of record of not less than two-thirds of the Shares outstanding

(for purposes of determining the circumstances and procedures under which such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act shall be applicable to the same extent as if the trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of that resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceeding sentence.

Section 2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of the Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees or, prior to the public offering of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by the appointment of such other person as they or he, in their or his discretion, shall see fit, made by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy is filled as provided in this Section 2.4, the Trustees in office, regardless of their number, shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided.

                                   ARTICLE II
                               POWERS OF TRUSTEES

Section 3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities wheresoever in the world they may be located as they deem necessary proper or desirable in order to promote the interests of the Trust although such acts or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 3.2. Investments. The Trustees shall have the power to:

(a) conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper repurchase agreements, reverse repurchase agreements, options, commodities, commodity futures contracts and related options, currencies, currency futures and forward contracts, and other securities, investment contracts and other instruments of any kind, including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, foreign or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain Trust assets in case and from time to time change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Policies be amended. The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

Section 3.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust herein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel or acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

Section 3.5. Borrowing Money; Lending Trust Assets. Subject to the Fundamental Policies, the Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

Section 3.6. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such acts or things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owned to the Trust; and to enter into releases, agreements and other instruments.

Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein or in the By-Laws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 3.10. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted to be taken by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, Principal Underwriter, Distributor, Transfer Agent, Administrator, and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractural obligations of others; (h) determine and change the fiscal year of the Trust and the method of which its accounts shall be kept; and
(i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act or any rule or regulation thereunder, or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Principal Underwriter, Distributor or Transfer Agent or with any Affiliated Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 3.12. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

                                   ARTICLE IV
             INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

Section 4.1. Investment Adviser. Subject to approval by a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into one or more investment adviser, or investment counsel, or investment management contracts whereby the other party or parties to any such contracts shall undertake to furnish the Trust such investment advisory, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Adviser, or Investment Counsel under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Adviser, or Investment Counsel (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or investment counsel contract.

Section 4.2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees or the Trust management, administration, accounting, legal, promotional, and/or marketing services and administrative personnel to operate the Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.

Section 4.3. Principal Underwriter and/or Managing Distributor. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of Shares to net the Trust not less than the net asset value per Share (as described in Article VIII hereof) and pursuant to which the Trust may either agree to sell the Shares to the other parties to the contracts, or any of them, or appoint any such other party its sales agent for such Shares. In either case, any such contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV, including, without limitation, the provision for the repurchase or sale of shares of the Trust by such other party or parties as principal or as agent of the Trust.

Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

Section 4.5. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least five million dollars ($5,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust.

Section 4.6. Parties to Contract. Any contract of the character described in Sections 4.1, 4.2, 4.3, 4.4 or 4.5 of this Article IV and any other contract may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party of the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV. The same Person may be the other party to any contracts entered into pursuant to Sections 4.1, 4.2, 4.3,
4.4 or 4.5 above or otherwise, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

                                    ARTICLE V
                    LIMITATION OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

Section 5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason to his being or having been a Shareholder, and shall reimburse each Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Section 5.3. Indemnification. (a) The Trustees shall provide for indemnification by the Trust of any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

(b) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

Section 5.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.5. No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but bind only the Trust Estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 5.6. Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Principal Underwriter, Distributor, Transfer Agent, Administrator, selected dealers, accountants appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE VI
                          SHARES OF BENEFICIAL INTEREST

Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest without par value. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees may initially issue whole and fractional shares of a single class, each of which shall represent an equal proportionate share in the Trust with each other Share. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate interests in the Trust. Subject to the provisions of Section 6.9 hereof, the Trustees may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional classes of shares within any series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the

Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby the proportionate beneficial interests in the Trust. Contributions the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions of a Share as described in the Prospectus.

Section 6.5. Register of Shares. A register shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law, except as may otherwise be provided by the laws of the Commonwealth of Massachusetts.

Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 6.8. Voting Powers. The Shareholders shall have power to vote (i) for the election of Trustees as provided in Section 2.2 hereof, (ii) for the removal of Trustees as provided in Section 2.3 hereof, (iii) with respect to any investment advisory or investment counsel contract as provided in Section 4.1,
(iv) with respect to termination of the Trust as provided in Section 9.2, (v) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Section 9.4, (vii) with respect to incorporation of the Trust to the extent and as provided in Section 9.5, (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (ix) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successory agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each factional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted and except that the Trustees may, in conjunction with the establishment of any series or classes of Shares, establish conditions under which the several series or classes of Shares shall have separate voting rights or no voting rights. Unless and until otherwise determined by the Trustees, any vote of Shareholders shall be taken without regard to class or series. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 6.9. Series or Classes of Shares. If the Trustees shall divide the shares of the Trust into two or more series or two or more classes or series, as provided in Section 6.1 hereof, the following provisions shall be applicable:

(a). The number of authorized shares and the number of shares of each series or of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series or any class reacquired by the Trust at their discretion from time to time.

(b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to any one or more series which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series and the power of the Trustees to invest and reinvest assets applicable to any other series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.

(c) All consideration received by the Trust for the issue or sale of shares of a particular series or class together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more of the series or classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series or classes for all purposes.

(d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

(e) The power of the Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to any one or more series or classes which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series or classes, dividends and distributions on shares of a particular series or class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series or class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions.

(f) The Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each class and series of Shares.

(g) The establishment and designation of any series or class of shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class or as otherwise provided in such series or class, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series or class previously established and designated, the Trustees may be an instrument execute by a majority of their number abolish that series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VII
                                   REDEMPTIONS

7.1. Redemptions. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this
Article VII. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding shares for an amount per share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per share shall not exceed in any case the equivalent of the proportionate interest of each share or of any class or series of shares in the assets of the Trust at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, and may, at any time and from time to time, pursuant to such Act and such rules and regulations, suspend such right of redemption. The procedures for effecting and suspending redemption shall be as set forth in the Prospectus from time to time. Payment will be made in such manner as described in the Prospectus.

7.2. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient, in the opinion of the Trustees, to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would in the opinion of the Trustees result in such disqualification. The redemption shall be effected at a redemption price determined in accordance with Section
7.1. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

Section 7.3. Redemptions of Accounts of Less than $100. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 if at such time the aggregate net asset value of the Shares in such

Shareholder's account is less than $100. A Shareholder will be notified that the value of his account is less than $100 and allowed sixty (60) days to make an additional investment before the redemption is processed.

                                  ARTICLE VIII
                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

Section 8.1. Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined on such days and at such time or times as the Trustees may determine. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus. The power and duty to make the daily calculations may be delegated by the Trustees to any Investment Adviser, the Custodian, the Transfer Agent, an Administrator or such other person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees deem appropriate.

Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 8.3. Determination of Net Income. The Trustees shall have the power to determine the net income of the Trust and from time to time to distribute such net income ratably among the Shareholders as dividends in cash or additional Shares issuable hereunder. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. The Trustees shall have full discretion to determine whether any cash or property received by the Trust shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable to enable the Trust to comply with any provision of the 1940 Act, or any rule or regulation thereunder, including any rule or regulation adopted pursuant to
Section 22 of the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified. Included within the authority of the Trustees is the authority, in their absolute discretion, to adopt a distribution plan of the type permitted by Rule 12b-1 of the Investment Company Act of 1940, and to distribute the compensation provided for therein, either from the principal or the income of the Trust, as determined by the Trustees in their absolute discretion. Without limiting the generality of the foregoing, the Trustees may establish classes of series of Shares in accordance with Section 6.9.

                                   ARTICLE IX
                            DURATION; TERMINATION OF
                         TRUST; AMENDMENT; MERGERS, ETC.

Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

Section 9.2. Termination of Trust. (a) The Trust may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any class or series of Shares, or (iii) by the Trustees by written notice to the Shareholders. Upon the termination of the Trust:

(i) The trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

(ii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote, at a meeting of Shareholders, or by written consent without a meeting. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so.

(b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid on a copy of the Declaration, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

Section 9.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders for not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series or class of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. In respect of any such merger, consolidation, sale or exchange of assets, any Shareholder shall be entitled to rights of appraisal of his Shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale, or exchange of assets of a Massachusetts business corporation, and such rights shall be his exclusive remedy in respect to his dissent from any such action.

Section 9.5. Incorporation. With approval of a Majority Shareholder Vote, or by such other vote as may be established by the Trustees with respect to any series or class of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporation under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trusts, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                    ARTICLE X
                             REPORTS TO SHAREHOLDERS

The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE XI
                                  MISCELLANEOUS

Section 11.1. Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 11.2. Resident Agent. The Trust may appoint and maintain a resident agent in the Commonwealth of Massachusetts.

Section 11.3. Governing Law. This Declaration is executed by the Trustees with reference to the laws of the Commonwealth of Massachusetts, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

Section 11.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 11.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identify of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 11.6. Provisions in Conflict with Law or Regulations. (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

Section 11.7. Use of the Name. Southeastern Asset Management, Inc. ("SAM") has consented to the use by the Trust of the identifying name "Southeastern Asset Management", which is a property right of SAM. The Trust will only use such name as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use such name for any purpose. SAM or any corporate affiliate may use or grant to others the right to use the name "Southeastern Asset Management", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. At the request of SAM, the Trust will take such action as may be required to provide its consent to the use by SAM, or any corporate affiliate, or by any person to whom SAM or an affiliate shall have granted the right to the use, of such name, or any combination or abbreviation thereof. Upon the termination of any investment advisory agreement or investment counsel agreement into which SAM and the Trust may enter, the Trust shall, upon request by SAM, cease to use the name "Southeastern Asset Management" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all action which SAM may request to effect the foregoing and to reconvey to SAM any and all rights to such name.

IN WITNESS WHEREOF, the undersigned Trustees have executed this restated Declaration of Trust on behalf of the Trust and its separate Series on October 14, 2002, in the City of Boston, Commonwealth of Massachusetts, in their official capacities as Trustees of the Trust, and not as individuals or in their individual capacities:

LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST) AND EACH OF ITS SERIES,
  LONGLEAF PARTNERS FUND, LONGLEAF PARTNERS SMALL-CAP FUND,
  AND LONGLEAF PARTNERS INTERNATIONAL FUND

_________________________________________
O. Mason Hawkins; Chairman of the Board of Trustees

_________________________________________
G. Staley Cates; Trustee

_________________________________________
Margaret H. Child; Trustee

_________________________________________
Chadwick H. Carpenter, Jr.; Trustee

_________________________________________
Daniel W. Connell, Jr.; Trustee

_________________________________________
Steven N. Melnyk; Trustee

_________________________________________
C. Barham Ray; Trustee

_________________________________________
Perry C. Steger; Trustee

THE ADDRESSES OF THE MEMBERS OF THE BOARDS OF TRUSTEES OF EACH SERIES ARE AS
FOLLOWS:

O. MASON HAWKINS - Chairman of the Board of Trustees
c/o Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

G. STALEY CATES - Trustee
c/o Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

MARGARET H. CHILD - Trustee
c/o Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CHADWICK H. CARPENTER, JR. - Trustee
143 Page Brook Road
Carlisle, MA 01741

DANIEL W. CONNELL, JR. - Trustee
One ALLTEL Stadium Place
Jacksonville, FL 32202

STEVEN N. MELNYK - Trustee
1535 The Greens Way
Jacksonville Beach, FL 32250

C. BARHAM RAY - Trustee
c/o SSM Corporation
845 Crossover Lane, Suite 140
Memphis, TN 38117

PERRY C. STEGER - Trustee
c/o National Instruments, Inc.
11500 North Mopec Expressway
Austin, TX 78759

REGISTERED AGENT FOR SERVICE OF PROCESS IN THE COMMONWEALTH OF MASSACHUSETTS CT Corporation System
101 Federal Street
Boston, 021110.

Sub-Item 77Q1(a)

                          LONGLEAF PARTNERS FUNDS TRUST
                         A MASSACHUSETTS BUSINESS TRUST
  (Organized as Southeastern Asset Management Value Trust on November 25, 1986)

                                     BY-LAWS

                                TABLE OF CONTENTS

                                                                                                     PAGE
ARTICLE I -- DEFINITIONS..........................................................................    4

ARTICLE II -- OFFICES

  Section 2.1  Principal Office...................................................................    4
  Section 2.2  Other Offices......................................................................    4

ARTICLE III -- SHAREHOLDERS MEETINGS

  Section 3.1  Place of Meetings..................................................................    4
  Section 3.2  Meetings...........................................................................    4
  Section 3.3  Notice of Meetings.................................................................    5
  Section 3.4  Quorum and Adjournment.............................................................    5
  Section 3.5  Voting Rights, Proxies.............................................................    5
  Section 3.6  Vote Required......................................................................    5
  Section 3.7  Inspectors of Election.............................................................    5
  Section 3.8  Inspection of Books and Records....................................................    6
  Section 3.9  Action by Shareholders Without Meeting.............................................    6

ARTICLE IV -- TRUSTEES

  Section 4.1  Meetings of the Trustees...........................................................    6
  Section 4.2  Notice of Special Meetings.........................................................    6
  Section 4.3  Telephone Meetings.................................................................    7
  Section 4.4  Quorum, Voting and Adjournment of Meetings.........................................    7
  Section 4.5  Action by Trustees Without Meeting.................................................    7
  Section 4.6  Expenses and Fees..................................................................    7
  Section 4.7  Execution of Instruments and Documents and Signing
               of Checks and Other Obligations and Transfers......................................    7
  Section 4.8  Indemnification of Trustees, Officers, Employees and Agents........................    7

ARTICLE V -- COMMITTEES

  Section 5.1  Executive and Other Committees.....................................................   10
  Section 5.2  Advisory Committee.................................................................   11
  Section 5.3  Committee Action Without Meeting...................................................   11

ARTICLE VI -- OFFICERS

  Section 6.1  Executive Officers ................................................................   11
  Section 6.2  Other Officers and Agents..........................................................   12
  Section 6.3  Term and Removal and Vacancies ....................................................   12
  Section 6.4  Compensation Officers..............................................................   12
  Section 6.5  Power and Duties...................................................................   12
  Section 6.6  The Chairman.......................................................................   12
  Section 6.7  The President......................................................................   12
  Section 6.8  The Vice Presidents................................................................   12
  Section 6.9  The Assistant Vice Presidents......................................................   13
  Section 6.10 The Secretary
  Section 6.11 The Assistant Secretaries
  Section 6.12 The Treasurer
  Section 6.13 The Assistant Treasurer
  Section 6.14 Delegation of Duties...............................................................   13

ARTICLE VII -- DIVIDENDS AND DISTRIBUTIONS........................................................   14

ARTICLE VIII -- CERTIFICATES OF SHARES

  Section 8.1  Certificates of Shares.............................................................   14
  Section 8.2  Lost Stolen, Destroyed, and Mutilated Certificates.................................   15

ARTICLE IX -- CUSTODIAN

  Section 9.1  Appointment and Duties.............................................................   15
  Section 9.2  Central Certificate System.........................................................   15

ARTICLE X -- WAIVER OF NOTICE.....................................................................   16

ARTICLE XI -- MISCELLANEOUS

  Section 11.1 Location of Books and Records......................................................   16
  Section 11.2 Record Date........................................................................   16
  Section 11.3 Seal...............................................................................   16
  Section 11.4 Fiscal Year........................................................................   16
  Section 11.5 Orders for Payment of Money........................................................   17

ARTICLE XII -- COMPLIANCE WITH FEDERAL REGULATIONS................................................   17

ARTICLE XIII-- AMENDMENTS.........................................................................   17

ARTICLE XIV -- DECLARATION OF TRUST...............................................................   17

                          LONGLEAF PARTNERS FUNDS TRUST
                         A MASSACHUSETTS BUSINESS TRUST
  (Organized as Southeastern Asset Management Value Trust on November 25, 1986)

                                     BY-LAWS

                                    ARTICLE I
                                   DEFINITIONS

         The terms "Commission", "Declaration", "Investment Advisor", "Majority Shareholder Vote", "Shareholder", "Shares", "Transfer Agent", "Trust", "Trust Property", and "Trustees" have the respective meanings given them in the Declaration of Trust of Longleaf Partners Funds Trust, formerly Southeastern Asset Management Value Trust, dated November 25, 1986, as amended from time to time.

                                   ARTICLE II
                                     OFFICES

         Section 2.1. Principal Office. Until changed by the Trustees, the principal registered office of the Trust in the Commonwealth of Massachusetts shall be in the City of Boston, County of Suffolk.

         Section 2.2. Other Offices. In addition to its principal office in the Commonwealth of Massachusetts, the Trust may have an office or offices at such other places within and without the Commonwealth as the Trustees may from time to time designate or the business of the Trust may require.

                                   ARTICLE III
                             SHAREHOLDERS' MEETINGS

         Section 3.1. Place of Meetings. Meetings of Shareholders shall be held at such place, within or without the Commonwealth of Massachusetts, as may be designated from time to time by the Trustees.

         Section 3.2. Meetings. Meetings of Shareholders of the Trust shall be held whenever called by the Trustees or the Chief Executive Officer or Chief Operating Officer of the Trust and whenever election of a Trustee or Trustees by Shareholders is required by the provisions of Section 16(a) of the 1940 Act, for that purpose. Meetings of shareholders shall also be called by the Secretary upon the written request of the holders of Shares entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The Secretary shall inform such Shareholders of the reasonable, estimated cost of preparing and mailing such notice of the meeting and upon payment to the Trust of such costs, the Secretary shall give notice stating the purpose or purposes of the meeting to all entitled to vote at such meeting. No meeting need be called upon the request of the holders of Shares entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any meeting of Shareholders held during the preceding twelve months.

         Section 3.3. Notice of Meetings. Written or printed notice of every Shareholders' meeting stating the place, date, and purpose or purposes thereof, shall be given by the Secretary not less than ten (10) nor more than ninety (90) days before such meeting to each Shareholder entitled to vote at such meeting. Such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Shareholder at his address as it appears on the records of the Trust.

         Section 3.4. Quorum and Adjournment of Meetings. Except as otherwise provided by law, by the Declaration or by these By-Laws, at all meetings of Shareholders the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the translation of business. If a quorum is present, the affirmative vote of a majority of the Shares present in person or represented by Proxy shall constitute the act of the Shareholders, unless a greater proportion is expressly required for such action by law, the Declaration or these By-Laws. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting from time to time. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

         Section 3.5. Voting Rights, Proxies. At each meeting of Shareholders, each holder of record Shares entitled to vote thereat shall be entitled to one vote in person or by proxy, executed in writing by the Shareholder or his duly authorized attorney-in-fact for such Share of beneficial interest of the Trust and for the fractional portion of one vote for each fractional Share entitled to vote so registered in his name on the records of the Trust on the date fixed as the record date for the determination of Shareholders entitled to vote at such meeting. No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or Officers of the Trust.

         Section 3.6. Vote Required. Except as otherwise provided by law, by the Declaration of Trust, or by these By-Laws, at each meeting of Shareholders at which a quorum is present, all matters shall be decided by Majority Shareholder Vote.

         Section 3.7. Inspectors of Election. In advance of any meeting of Shareholders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the chairman of any meeting of Shareholders may, and on the request of any Shareholder or his proxy shall, appoint Inspectors of Election of the meeting. In case any person appointed as Inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the trustees in advance of the convening of the meeting or at the meeting by the person acting as chairman. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results, and do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. On request of the chairman of the meeting, or of any Shareholder or his proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

         Section 3.8. Inspection of Books and Records. Shareholders shall have such rights and procedures of inspection of the books and records of the Trust as are granted to Shareholders under the laws relating to business corporations of the Commonwealth of Massachusetts.

         Section 3.9. Action by Shareholders Without Meeting. Except as otherwise provided by law, the provisions of these By-Laws relating to notices and meetings to the contrary notwithstanding, any action required or permitted to be taken at any meeting of Shareholders may be taken without a meeting if a majority of the Shareholders entitled to vote upon the action consent thereto in writing, including consents transmitted electronically by facsimile or email, and such consents are filed with the records of the Trust. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. A reply by return email to an email originally sent to a shareholder, indicating that the reply was sent by the shareholder, shall constitute a valid email signature.

                                   ARTICLE IV
                                    TRUSTEES

         Section 4.1. Meetings of the Trustees. The Trustees may in their discretion provide for regular or special meetings of the Trustees. Regular meetings of the Trustees may be held at such time and place as shall be determined from time to time by the Trustees without further notice. Special meetings of the Trustees may be called at any time by the President and shall be called by the President or the Secretary upon the written request of any two (2) Trustees.

         Section 4.2. Notice of Special Meetings. Written notice of special meetings of the Trustees, stating the place, date and time thereof, shall be given not less than two (2) days before such meeting to each Trustee, personally, by telegram, by mail, electronically by facsimile or email, or by leaving such notice at the Trustee's place of residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Trustee at his address as it appears on the records of the Trust. Subject to the provisions of the 1940 Act, notice or waiver of notice need not specify the purpose of any special meeting.

         Section 4.3. Telephone Meetings. Subject to the provisions of the 1940 Act, any Trustee or any member or members of any committee designated by the Trustees, may participate in a meeting of the Trustees, or any such committee, as the case may be, by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

         Section 4.4. Quorum, Voting and Adjournment of Meetings. At all meetings of the Trustees, a majority of the Trustees shall be requisite to and shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the Trustees present shall be the act of the Trustees, unless the concurrence of a greater proportion is expressly required for such action by law, the Declaration or these By-Laws. If at any meeting of the Trustees there be less than a quorum present, the Trustees present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall have been obtained.

         Section 4.5. Action by Trustees Without Meeting. The provisions of these By-Laws covering notices and meetings to the contrary notwithstanding, and except as required by law, any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting if a consent in writing, including consents transmitted electronically by facsimile or email, setting forth the action shall be signed by all of the Trustees entitled to vote upon the action and such written consents are filed with the minutes of proceedings of the Trustees. A reply by return email to an email originally sent to a Trustee, indicating that the reply was sent by the Trustee, shall constitute a valid email signature.

         Section 4.6. Expenses and Fees. Each Trustee may be allowed expenses, if any, for attendance at each regular or special meeting of the Trustees, and each Trustee who is not an officer or employee of the Trust or of its investment manager or underwriter or of any corporate affiliate of any of said persons shall receive for services rendered as a Trustee of the Trust such compensation as may be fixed by the Trustees. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity and receiving compensation therefor.

         Section 4.7. Execution of Instruments and Documents and Signing of Checks and Other Obligations and Transfers. All instruments, documents and other papers shall be executed in the name and on behalf of the Trust and all checks, notes, drafts and other obligations for the payment of money by the Trust shall be signed, and all transfer of securities standing in the name of the Trust shall be executed, by one or more Trustees, by the President, Vice President or the Treasurer or by any one or more Trustees, officers or agents of the Trust as shall be designated for that purpose by vote of the Trustees.

         Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the trust. The indemnification shall be against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (c) To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

         (2) The determination shall be made:

                  (i) By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or
(ii) If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or (iii) By the Shareholders.

         (3) Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("disabling conduct"). A person shall be deemed not liable by reason by disabling conduct if, either:

                  (i) A final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct; or

                  (ii) In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either --

                           (A) a majority of a quorum of Trustees who are
neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

                           (B) an independent legal counsel in a written
opinion.

         (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

         (1) Authorized in the specific case by the Trustees; and

         (2) The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

         (3) either,

                  (i) such person provides a security for his undertaking, or

                  (ii) the Trust is insured against loses by reason of any lawful advances,
                  or

                  (iii) a determination, based on a review of readily available facts, that there is reason believe that such person ultimately will be found entitled to indemnification, is made by either

                           (A) a majority of a quorum which consists of Trustees
who are neither "interested persons" of the Trust, as defined in Section 2(a)
(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

                           (B) an independent legal counsel in a written
opinion.

         (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to a person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

         (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

         (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                    ARTICLE V
                                   COMMITTEES

         Section 5.1. Executive and Other Committees. The Trustees, by resolution adopted by a majority of the trustees, may designate an Executive Committee and/or other committees, each committee to consist of two (2) or more of the Trustees of the Trust and may delegate to such committees, in the intervals between meetings of the Trustees, any or all of the powers of the Trustees in the management of the business and affairs of the Trust. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a Trustee to act in place of such absent member. Each such committee shall keep a record of its proceedings.

         The Executive Committee and any other committee shall fix its own rules or procedure, but the presence of a least fifty percent (50%) of the members of the whole committee shall in each case be necessary to constitute a quorum of the committee and the affirmative vote of the majority of the members of the committee present at the meeting shall be necessary to take action.

         All actions of the Executive Committee shall be reported to the Trustees at the meeting thereof next succeeding to the taking of such action.

         Section 5.2. Advisory Committee. The Trustees may appoint an advisory committee which shall be composed of persons who do not serve the Trust in any other capacity and which shall have advisory functions with respect to the investments of the Trust but which shall have no power to determine that any security or other investment, shall be purchased, sold or otherwise disposed of by the Trust. The number of persons constituting any such advisory committee shall be determined from time to time by the Trustees. The members of any such advisory committee may receive compensation for their services and may be allowed such fees and expenses for the attendance at meetings as the Trustees may from time to time determine to be appropriate.

         Section 5.3. Committee Action Without Meeting. The provisions of these By-Laws covering notices and meetings to the contrary notwithstanding, and except as required by law, any action required or permitted to be taken at any meeting of any Committee of the Trustees appointed pursuant to Section 5.1 of these By-Laws may be taken without a meeting if a consent in writing, including consents transmitted electronically by facsimile or email, setting forth the action shall be signed by all members of the Committee entitled to vote upon the action and such written consents are filed with the records of the proceedings of the Committee.

                                   ARTICLE VI
                                    OFFICERS

         Section 6.1. Operation of the Business Affairs of the Trust by Trustees or by Officers and Other Agents. In accordance with Sections 3.1 and 3.6 of the Declaration of Trust, the Trustees may determine to operate and implement the business affairs of the Trust through designated members of the Board of Trustees, service providers, licensed professionals and such other agents as the Trustees shall at any time or from time to time deem advisable. In the event of such determination, the Trust shall have no officers, and the portions of the sections of this Article VI establishing the responsibilities and powers of officers shall not be applicable. In the event the Trustees determine to operate and implement the business affairs of the Trust through officers and accordingly elect officers, the portions of the sections of the Article VI establishing the responsibilities and powers of officers shall then be applicable and shall determine the responsibilities and powers of the officers elected by the Trustees.

         Section 6.2 . Executive Officers and Other Officers and Agents. The executive officers of the Trust shall be a Chairman, a President, one or more Vice Presidents, a Secretary, and a Treasurer. The Chairman shall be selected from among the Trustees but none of the other executive officers need be a Trustee. Two or more offices, except those of President and any Vice President, may be held be the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity. The executive officers of the Trust shall be elected annually by the Trustees and each executive officer so elected shall hold office until his successor is elected and has qualified. The Trustees may also elect one or more Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers and may elect, or may delegate to the President the power to appoint, such other officers and agents as the Trustees shall at any time or from time to time deem advisable.

         Section 6.3. Term and Removal and Vacancies. Each officer of the Trust shall hold office until his successor is elected and has qualified. Any officer or agent of the Trust may be removed by the Trustees whenever, in their judgment, the best interests of the Trust will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

         Section 6.4. Compensation Officers. The compensation of officers and agents of the Trust shall be fixed by the Trustees, or by the President to the extent provided by the Trustees with respect to officers appointed by the President.

         Section 6.5. Power and Duties. All officers and agents of the Trust, as between themselves and the Trust, shall have such authority and perform such duties in the management of the Trust as may be provided in our pursuant to these By-Laws, or to the extent not so provided, as may be prescribed by the Trustees, provided, that no rights of any third party shall be affected or impaired by any such By-Law or resolution of the Trustees unless he has knowledge thereof.

         Section 6.6. The Chairman. The Chairman shall be the Chief Executive Officer, shall preside at all meetings of the Shareholders and of the Trustees, shall be a signatory on all Annual and Semi-Annual Reports as may be sent to shareholders, and he shall perform such other duties as the Trustees may from time to time prescribe.

         Section 6.7. The President. The President shall be the Chief Operating officer of the Trust, he shall have general and active management of the business of the Trust, shall see that all orders and resolutions of the Trustees are carried into effect, and, in connection therewith, shall be authorized to delegate to one or more Vice Presidents such of his powers and duties at such times and in such manner as he may deem advisable.

         Section 6.8. The Vice Presidents. The Vice Presidents shall be of such number and shall have such titles as may be determined from time to time by the Trustees. The Vice President, or, if there be more than one, the Vice Presidents in the order of their seniority as may be determined from time to time by the Trustees or the President shall, in the absence or disability of the President, exercise the powers and perform the duties of the President, and he or they shall perform such other duties as the Trustees or the President may from time to time prescribe.

         Section 6.9. The Assistant Vice Presidents. The Assistant Vice President, or, if there be more than one, the Assistant Vice Presidents, shall perform such duties and have such powers as may be assigned them from time to time by the Trustees or the President.

         Section 6.10. The Secretary. The Secretary shall attend all meetings of the Trustees and all meetings of the Shareholders and record all the proceedings of the meetings of the Shareholders and of the Trustees in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Trustees, and shall perform such other duties and have such powers as the Trustees, or the President, may from time to time prescribe. He shall keep in safe -custody the seal of the Trust and affix or cause the same to be affixed to any instrument requiring it, and, when so affixed, it shall be attested by his signature of an Assistant Secretary.

         Section 6.11. The Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Trustees of the President, shall, in the absence or disability or the Secretary, perform the duties and exercise in the powers of the Secretary and shall perform such duties and have such other powers as the Trustees or the President may from time to time prescribe.

         Section 6.12. The Treasurer. The Treasurer shall be the chief financial officer of the Trust. The Treasurer shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Trust, and shall render to the Trustees and the President, whenever any of them require it, an account of his transactions as Treasurer and the financial condition of the Trust, and shall perform such other duties as the Trustees, or the President, may from time to time prescribe.

         Section 6.13. The Assistant Treasurer. The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Trustees or the President, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as theTrustees, or the President, may from time to time prescribe.

         Section 6.14. Delegation of Duties. Whenever an officer is absent or disabled, or whenever for any reason the Trustees may deem it desirable, the Trustees may delegate the powers and duties of an officer or officers to any officer or officers or to any Trustee or Trustees.

                                   ARTICLE VII
                           DIVIDENDS AND DISTRIBUTIONS

         Subject to any applicable provisions of law and the Declaration, dividends and distributions upon the Shares may be declared at such intervals as the Trustees may determine, in cash, in securities or other property, or in Shares, from any sources permitted by law, all as the Trustees shall from time to time determine.

         Inasmuch as the computation of net income and net profits from the sale of securities or other properties for federal income tax purposes may vary from the computation thereof on the records of the Trust, the Trustees shall have power, in their discretion, to distribute as income dividends and as capital gain distributions, respectively, amounts sufficient to enable the Trust to avoid or reduce liability for federal income taxes.

                                  ARTICLE VIII
                             CERTIFICATES OF SHARES

         Section 8.1. Certificates of Shares. The Trust may, at its option, determine not to issue a certificate or certificates to evidence Shares owned of record by any Shareholder. If issued, certificates of Shares of each series or class of Shares shall be in such form and of such design as the Trustees shall approve, subject to the right of the Trustees to change such form and design at any time or from time to time, and shall be entered in the records of the Trust as they are issued. Each such certificate shall bear a distinguishing number, shall exhibit the holder's name and certify the number of full Shares owned by such holder, shall be signed by or in the name of the Trust by the Chairman or the President, and countersigned by the Secretary or the Treasurer and an Assistant Treasurer of the Trust, shall be sealed with the seal, and shall contain such recitals as may be required by law. Where any certificate is signed by a Transfer Agent or by a Registrar, the signature of such officers and the seal may be facsimile, printed or engraved. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall appear on, any such certificate or certificates shall cease to be such officer or officers of the Trust, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Trust, such certificate or certificates shall, nevertheless, be adopted by the Trust and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall appear therein had not ceased to be such Officer or officers of the Trust. No certificate shall be issued for any share until such share is fully paid.

         Section 8.2. Lost, Stolen, Destroyed and Mutilated Certificates. The Trustees may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been lost, stolen or destroyed, upon satisfactory proof of such loss, theft, or destruction, and the Trustees may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give to the Trust and to such Registrar, Transfer Agent and/or Transfer Clerk as may be authorized or required to countersign such new certificates, a bond in such sum and of such type as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be against them or any of them on account of or in connection with the alleged loss, theft or destruction of any such certificate.

                                   ARTICLE IX
                                    CUSTODIAN

         Section 9.1. Appointment and Duties. The Trust shall at all times employ a bank or trust company having capital, surplus and undivided profits of at least five million dollars ($5,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in these By-Laws and the 1940 Act to perform the following functions:

                  (1) to receive and hold the securities owned by the Trust and deliver the same upon written order.

                  (2) to receive and receipt for any money due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct.

                  (3) to distribute such funds upon orders or vouchers.

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote. The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees.

         Section 9.2. Central Certificate System. Subject to such rules, regulations, and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

                                    ARTICLE X
                                WAIVER OF NOTICE

         Whenever any notice of the time, place or purpose of any meeting of Shareholders, Trustees, or of any committee is required to be given in accordance with law or under the provisions of the Declaration or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders, Trustees or committee, as the case may be, in person, shall be deemed equivalent to the giving of such notice of such person.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1. Location of Books and Records. The books and records of the Trust may be kept outside the Commonwealth of Massachusetts at such place or places as the Trustees may from time to time determine, except as otherwise required by law.

         Section 11.2. Record Date. The Trustees may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of, or to vote at, any meeting of Shareholders, or Shareholders entitled to receive payment of any dividend or the allotment of any right, or in order to make a determination of Shareholders for any other purpose. Such date, in any case shall be not more than sixty (60) days, and in case of a meeting of Shareholders not less than ten (10) days prior to the date on which particular action requiring such determination of Shareholders is to be taken. In lieu of fixing a record date the Trustees may provide that the transfer books shall be closed for a stated period but not to exceed, in any case, twenty (20) days. If the transfer books are closed for the purpose of determining Shareholders entitled to notice of a vote at a meeting of Shareholders, such books shall be closed for a least ten (10) days immediately preceding such meeting.

         Section 11.3. Seal. The Trustees shall adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time provide. The seal of the Trust may be affixed to any document, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and attested manually in the same manner and with the same effect as if done by a Massachusetts business corporation under Massachusetts law.

         Section 11.4. Fiscal Year. The fiscal year of the trust shall end as such date as the Trustees may by resolution specify, and the trustees may by resolution change such date for future fiscal years at any time and from time to time.

         Section 11.5. Orders for Payment of Money. All orders or instructions for the payment of money of the Trust, and all notes or other evidences of indebtedness issued of the trust, shall be signed by such officer or officers or such other person or persons as the Trustees may from time to time designate, or as may be specified in or pursuant to the agreement between the Trust and the bank or trust company appointed as Custodian of the securities and funds of the Trust.

                                   ARTICLE XII
                       COMPLIANCE WITH FEDERAL REGULATIONS

         The Trustees are hereby empowered to take such action as they may deem to be necessary, desirable or appropriate so that the Trust is or shall be in compliance with any federal or state statute, rule or regulation with which compliance by the Trust is required.

                                  ARTICLE XIII
                                   AMENDMENTS

         These By-Laws may be amended, altered, or repealed, or new By-Laws may be adopted, (a) by a Majority Shareholder Vote, or (b) by the Trustees, provided, however, that no By-Laws may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal required, pursuant to law, the Declaration, or these By-Laws, a vote of the Shareholders. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

                                   ARTICLE XIV
                              DECLARATION OF TRUST

         The Declaration of Trust establishing Longleaf Partners Funds Trust (formerly Southeastern Asset Management Value Trust), dated November 25, 1986, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Longleaf Partners Funds Trust (formerly Southeastern Asset Management Value Trust), refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally and no Trustee, Shareholder, officer, employee or agent of the Trust or any of its separate Series shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Longleaf Partners Funds Trust (originally Southeastern Asset Management Value Trust) or any of its separate Series, but the Trust or Series assets and estate only shall be liable.

Sub-Item 77Q1(e)

                    ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners Fund (the "Fund"), the first series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                  LONGLEAF PARTNERS FUND

__________________________                           ___________________________
By:  O. Mason Hawkins                                By: Margaret H. Child
Chairman of the Board                                Trustee

                    ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners Small-Cap Fund (the "Fund"), the second series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                   LONGLEAF PARTNERS
                                                      SMALL-CAP FUND

__________________________                            ________________________
By:  O. Mason Hawkins                                 By: Margaret H. Child
Chairman of the Board                                 Trustee

                    ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners International Fund (the "Fund"), the third series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an Amendment effective August 11, 1998 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 11, 1998, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                  LONGLEAF PARTNERS
                                                     INTERNATIONAL FUND

____________________________                         ___________________________
By:  O. Mason Hawkins                                By: Margaret H. Child
Chairman of the Board                                Trustee

                    ADDENDUM TO FUND ADMINISTRATION AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners Fund (the "Fund"), the first series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Administrator").

In consideration of the mutual covenants herein made, the Fund and the Administrator understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Administrator is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Administrator are parties to a Fund Administration Agreement dated August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Administrator provides fund administration services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Administrator and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                  LONGLEAF PARTNERS FUND

_________________________                            __________________________
By:  O. Mason Hawkins                                By: Margaret H. Child
Chairman of the Board                                Trustee

                    ADDENDUM TO FUND ADMINISTRATION AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners Small-Cap Fund (the "Fund"), the second series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Administrator").

In consideration of the mutual covenants herein made, the Fund and the Administrator understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Administrator is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Administrator are parties to a Fund Administration Agreement dated August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Administrator provides fund administration services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Administrator and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                  LONGLEAF PARTNERS
                                                     SMALL-CAP FUND

__________________________                           ___________________________
By:  O. Mason Hawkins                                By: Margaret H. Child
Chairman of the Board                                Trustee

                    ADDENDUM TO FUND ADMINISTRATION AGREEMENT

AGREEMENT made in Boston, Massachusetts, this 14th day of October, 2002, between Longleaf Partners International Fund (the "Fund"), the third series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as "the Administrator").

In consideration of the mutual covenants herein made, the Fund and the Administrator understand and agree as follows:

1. RECITATIONS.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Administrator is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Administrator are parties to a Fund Administration Agreement dated August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Administrator provides fund administration services to the Fund.

The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has elected to change the annual renewal date of the Agreement from August 1 of each year to November 1 of each year.

2. RENEWAL AND AMENDMENT.

The Administrator and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Addendum this 14th day of October, 2002.

SOUTHEASTERN ASSET MANAGEMENT, INC.                  LONGLEAF PARTNERS
                                                     INTERNATIONAL FUND

__________________________                           ___________________________
By:  O. Mason Hawkins                                By: Margaret H. Child
Chairman of the Board                                Trustee